UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2003

INTUITIVE SURGICAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

950 Kifer Road

Sunnyvale, California 94086

(408) 523-2100

(Address, including zip code, and telephone number, including area code, of the Registrant’s principal executive offices)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On October 27, 2003, Intuitive Surgical announced its financial results for the third quarter ended September 30, 2003. These financial results are attached hereto as Exhibit 99.1 and are incorporated by reference into this Item 5 for the purpose of causing such financial results to be filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in Intuitive Surgical’s registration statement on Form S-3 (File No. 333-108713).

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in this Item, including that incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item, including that incorporated herein by reference, shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On October 27, 2003, Intuitive Surgical issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

By:	/s/ LONNIE M. SMITH

Lonnie M. Smith
Chairman and Chief Executive Officer

Date:	October 27, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Financial Results for the Third Quarter Ended September 30, 2003

99.2	Press release issued by Intuitive Surgical, Inc., dated October 27, 2003.